THE RIVERFRONT FUNDS

                   THE RIVERFRONT LARGE COMPANY SELECT FUND

                          THE RIVERFRONT BALANCED FUND

                   THE RIVERFRONT SMALL COMPANY SELECT FUND

                        THE RIVERFRONT INCOME EQUITY FUND

                  THE RIVERFRONT U.S. GOVERNMENT INCOME FUND

                                INVESTOR A SHARES

                                INVESTOR B SHARES

         THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

                                INVESTOR A SHARES

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SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2000

On page 20 of the Statement of Additional Information, the section titled "Research Services" has been amended to read as follows:

RESEARCH SERVICES

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. Some of the factors the Adviser evaluates in selecting a broker to perform research services are: value of research provided as well as execution capability, commission rate, financial responsibility, and responsiveness to the Adviser. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. The Funds may pay commission rates in excess of industry norms to brokers who provide research services in order to obtain the best qualitative execution under all circumstances.

For the fiscal year ended, December 31, 1999, the Fund's Adviser directed brokerage transactions to certain brokers due to research services they provided. The total amount of these transactions was $151,558,260 for which the Trust paid $125,123 in brokerage commissions.

Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.

                                                November 9, 2000


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